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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 18, 2000

                 Integrated Business Systems and Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


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
           South Carolina                                0-24031                          57-0910139
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(State or Other Jurisdiction of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)
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            115 Atrium Way, Suite 228, Columbia, South Carolina 29223
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          (Address, Including Zip Code, of Principal Executive Offices)


                                 (803) 736-5595
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         Integrated Business Systems and Services, Inc. ("IBSS") desires to report the following recent event:

         (a) On December 18, 2000, IBSS announced that Fruit of the Loom has selected IBSS' Synapse Manufacturing(TM) software for data collection at its manufacturing locations. A copy of the News Release announcing the selection of IBSS' Synapse Manufacturing(TM) software is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1, News Release, dated December 18, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



Date: December 18, 2000          By: /s/ William S. McMaster
                                     -------------------------------------------
                                     William S. McMaster
                                     Chief Financial Officer and General Counsel


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